Cincinnati Bell Reports Second Quarter 2013 Results

•Strong second quarter Adjusted EBITDA of $104 million
•Fioptics revenue totaled $24 million, an increase of 50 percent from 2012
•Fioptics entertainment subscribers up 36 percent over prior year

CINCINNATI - August 8, 2013 - Cincinnati Bell Inc. (NYSE:CBB) today announced second quarter results for 2013. The company's Fioptics suite of products added a record high 5,600 new entertainment subscribers and 6,100 high-speed internet subscribers in the quarter and generated revenue of $24 million, up 50 percent compared to the prior year. Cincinnati Bell passed an additional 33,000 addresses with Fioptics during the first half of 2013, and was able to maintain a 28 percent customer penetration rate. The company is now able to provide Fioptics service to approximately 30 percent of Greater Cincinnati.

Total revenue for the second quarter of 2013 was $312 million, down $3 million from the prior year after exclusion of CyrusOne, the company's former data center segment. Operating income totaled $47 million, and Adjusted EBITDA1 of $104 million was down $7 million from the prior year after excluding the results of the former data center segment, as declines from postpaid wireless subscriber losses and access line losses offset the growth from Fioptics. Net income for the quarter was $1 million, and net income excluding special items2 was $10 million.

The company successfully completed the initial public offering (“IPO”) of CyrusOne on January 24, 2013 and its consolidated results for the first half of 2013 include the results of that business to this date. On this basis, revenue for the first half of 2013 was $638 million, operating income was $66 million and Adjusted EBITDA totaled $222 million. Excluding the data center segment results, Cincinnati Bell generated revenue of $622 million, down $4 million from $626 million in 2012. Adjusted EBITDA excluding the data center business was $214 million, and includes a gain of $7 million associated with mark-to-market adjustments on compensation plans indexed to the company's stock price.

“Our second quarter results closed the first half of 2013 on a very strong note, highlighted by the record numbers put up by our Fioptics product team,” said Ted Torbeck, president and chief executive officer. “We continue to have confidence that our investments in fiber, combined with the eventual monetization of CyrusOne, will create a fiber-based growth company with significant, sustainable free cash flows.”

Quarterly Highlights

•
Fioptics revenue totaled $24 million in the quarter, a 50 percent increase compared to the second quarter of 2012. Year to date, the company has passed 33,000 additional homes and businesses with its Fioptics network, ending the quarter with a total of 238,000 units passed. The company ended the quarter with 67,000 Fioptics high-speed internet subscribers, up 42 percent compared to the end of the second quarter of 2012. Fioptics entertainment subscribers were up 36 percent compared to the second quarter of 2012 and totaled 63,000 at June 30, 2013.

•
Total high-speed internet subscribers, which include both Fioptics and DSL, increased to 262,000 at the end of the quarter, up from 258,000 at the end of the second quarter in 2012. Net subscriber activations for the quarter were 2,000 as construction of the Fioptics network continues to mitigate the loss of legacy DSL customers and improve the overall quality and speed of our entire network.

•
The company effectively owns a 69 percent equity method investment in CyrusOne. For the second quarter of 2013, CyrusOne reported 18 percent year-over-year revenue growth to $64 million, and an 8 percent year-over-year Adjusted EBITDA increase to $31 million. Revenue for the first half of 2013 was $124 million and Adjusted EBITDA was $62 million.

Financial and Operations Review
“The impressive growth trends achieved to date from our Fioptics suite of services continue to meet our expectations and speak to the superior quality of the product,” said Kurt Freyberger, chief financial officer. “Fioptics financial results have contributed to a strong performance by the company for the first half of 2013, providing momentum into the second half of the year.”

Wireline Segment
Wireline revenue was $182 million for the quarter compared to $184 million in the second quarter of 2012, as the growth from Fioptics and fiber-based business solutions continues to partially mitigate the impact of access line losses. For the quarter, operating income was $49 million, down from $55 million in the same period of 2012, and Adjusted EBITDA declined by $4 million year-over-year to $84 million, primarily driven by the continued loss of higher margin access lines. As a result, Adjusted EBITDA margin3 in the quarter was 46 percent compared to 48 percent in the second quarter of 2012.

The company's Fioptics product suite now passes 238,000 residential and business addresses. The segment ended the quarter with 67,000 Fioptics high-speed internet subscribers and 63,000 entertainment subscribers, up 42 percent and 36 percent, respectively, compared to the second quarter in 2012. Access line loss of 8.1 percent in the second quarter of 2013 was comparable to 8.0 percent in the prior year.

Wireless Segment
Wireless revenue was $52 million for the quarter, a decrease of 16 percent from the second quarter of 2012. The segment's Adjusted EBITDA of $19 million in the quarter resulted in an Adjusted EBITDA margin of 37 percent, down from 39 percent in the second quarter of 2012 and 38 percent in the first quarter of 2013. The loss of postpaid subscribers continues to have a negative impact on Wireless revenue and Adjusted EBITDA. Wireless operating income was $11 million in the second quarter compared to $16 million in the prior year.

At June 30, 2013, total wireless subscribers were 370,000 compared to 430,000 at the end of the second quarter in 2012.

IT Services and Hardware Segment
Revenue was $86 million for the quarter compared to $77 million in the second quarter of 2012. Hardware sales were up 13 percent and managed and professional services revenue was up 9 percent compared to a year ago. For the quarter, Adjusted EBITDA of $4 million and Adjusted EBITDA margin of 4 percent were comparable to the second quarter in 2012.

Investment in CyrusOne
Subsequent to January 24, 2013, the closing date of CyrusOne's IPO, the company no longer consolidates the results of its data center business, but rather accounts for it as an equity method investment. The company continues to effectively own 69 percent of CyrusOne and received the initial quarterly cash dividend of $7 million in April 2013, while the second quarterly dividend of $7 million was received in July 2013. As of June 30, 2013, the company's investment in CyrusOne was valued at approximately $922 million.

CyrusOne reported revenue of $64 million and Adjusted EBITDA of $31 million for the second quarter of 2013, and had 970,000 square feet of total data center colocation space which was 81 percent utilized at June 30, 2013. CyrusOne reaffirmed its full year 2013 revenue guidance range of $260 million to $270 million and its Adjusted EBITDA guidance range of $133 million to $137 million.

2013 Outlook
Cincinnati Bell reaffirms its financial guidance for 2013, which excludes the results of its former data center segment:

Category	2013 Guidance
Revenue	$1.2 billion
Adjusted EBITDA	Approx. $390 million*
*Plus or minus 2 percent

Conference Call/Webcast
Cincinnati Bell will host a conference call on August 8 at 10:00 a.m. (ET) to discuss its results for the second quarter of 2013. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is (866) 863-7412. Callers located outside of the U.S. and Canada may dial (816) 581-1570. A taped replay of the conference call will be available one hour after the conclusion of the call until 10:00 a.m. on Thursday August 22, 2013. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 1910055. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income excluding special items, and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Adjusted EBITDA provides a useful measure of operational performance. The company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, transaction-related compensation, restructuring charges, loss (gain) on sale or disposal of assets, transaction costs, curtailment gain, asset impairments, components of pension and other retirement plan costs (including interest costs, asset returns, and amortization of actuarial gains and losses), and other special items. Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

CyrusOne defines Adjusted EBITDA as net (loss) income as defined by U.S. GAAP before noncontrolling interests plus interest expense, income tax (benefit) expense, depreciation and amortization, non-cash compensation, transaction costs and transaction-related compensation, including acquisition pursuit costs, loss on sale of receivables to affiliate, restructuring costs, loss on extinguishment of debt, asset impairments and excluding (gain) loss on sale of real estate improvements. Other companies may not calculate Adjusted EBITDA in the same manner as CyrusOne. Accordingly, CyrusOne's Adjusted EBITDA as presented may not be comparable to others. Detailed reconciliations of CyrusOne's Adjusted EBITDA to the comparable GAAP financial measure are available in the Investor Relations section of www.cyrusone.com.

2Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

3Adjusted EBITDA margin provides a useful measure of operational performance. The company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents. Net debt should not be considered as an alternative to comparable GAAP measures of liquidity and may not be comparable with the measure as defined by other companies.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell (NYSE: CBB) provides integrated communications solutions - including local and long distance voice, data, high-speed internet, entertainment and wireless services - that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States rely on Cincinnati Bell for efficient, scalable office communications systems and end-to-end IT solutions. Cincinnati Bell also is the majority owner of CyrusOne (NASDAQ: CONE), which provides best-in-class data center colocation services to enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, Arizona, London and Singapore. For more information, please visit www.cincinnatibell.com.

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2013	2012	$	%	2013	2012	$	%

Revenue	$312.0	$368.2	$(56.2)	(15)%	$637.7	$731.0	$(93.3)	(13)%

Costs and expenses
Cost of services and products	157.6	171.7	(14.1)	(8)%	319.4	337.5	(18.1)	(5)%
Selling, general and administrative	54.7	63.4	(8.7)	(14)%	107.8	127.4	(19.6)	(15)%
Depreciation and amortization	37.2	53.7	(16.5)	(31)%	87.8	104.8	(17.0)	(16)%
Transaction-related compensation	7.1	—	7.1	n/m	42.6	—	42.6	n/m
Restructuring charges	8.2	1.2	7.0	n/m	10.8	2.1	8.7	n/m
Curtailment gain	(0.6)	—	(0.6)	n/m	(0.6)	—	(0.6)	n/m
Loss on sale or disposal of assets, net	0.3	—	0.3	n/m	2.8	—	2.8	n/m
Transaction costs	0.7	—	0.7	n/m	1.1	—	1.1	n/m
Asset impairments	—	13.0	(13.0)	n/m	—	13.0	(13.0)	n/m

Operating income	46.8	65.2	(18.4)	(28)%	66.0	146.2	(80.2)	(55)%

Interest expense	45.4	53.7	(8.3)	(15)%	93.3	108.1	(14.8)	(14)%
Loss from CyrusOne equity method investment	4.7	—	4.7	n/m	6.6	—	6.6	n/m
Other expense (income), net	0.1	—	0.1	n/m	(0.2)	1.5	(1.7)	n/m

(Loss) income before income taxes	(3.4)	11.5	(14.9)	n/m	(33.7)	36.6	(70.3)	n/m
Income tax (benefit) expense	(4.2)	7.0	(11.2)	n/m	2.2	19.5	(17.3)	(89)%

Net income (loss)	0.8	4.5	(3.7)	(82)%	(35.9)	17.1	(53.0)	n/m

Preferred stock dividends	2.6	2.6	—	0%	5.2	5.2	—	0%

Net (loss) income applicable to common shareowners	$(1.8)	$1.9	$(3.7)	n/m	$(41.1)	$11.9	$(53.0)	n/m

Basic and diluted (loss) earnings per common share	$(0.01)	$0.01			$(0.20)	$0.06

Weighted average common shares outstanding
(in millions)
- Basic	206.9	195.8			204.8	195.5
- Diluted	206.9	201.7			204.8	201.7

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended
	June 30,	March 31,	Change
	2013	2013	$	%

Revenue	$312.0	$325.7	$(13.7)	(4)%

Costs and expenses
Cost of services and products	157.6	161.8	(4.2)	(3)%
Selling, general and administrative	54.7	53.1	1.6	3%
Depreciation and amortization	37.2	50.6	(13.4)	(26)%
Transaction-related compensation	7.1	35.5	(28.4)	(80)%
Restructuring charges	8.2	2.6	5.6	n/m
Curtailment gain	(0.6)	—	(0.6)	n/m
Loss on sale or disposal of assets, net	0.3	2.5	(2.2)	(88)%
Transaction costs	0.7	0.4	0.3	75%

Operating income	46.8	19.2	27.6	n/m

Interest expense	45.4	47.9	(2.5)	(5)%
Loss from CyrusOne equity method investment	4.7	1.9	2.8	n/m
Other expense (income), net	0.1	(0.3)	0.4	n/m

Loss before income taxes	(3.4)	(30.3)	26.9	89%
Income tax (benefit) expense	(4.2)	6.4	(10.6)	n/m

Net income (loss)	0.8	(36.7)	37.5	n/m

Preferred stock dividends	2.6	2.6	—	0%

Net loss applicable to common shareowners	$(1.8)	$(39.3)	$37.5	95%

Basic and diluted loss per common share	$(0.01)	$(0.19)

Weighted average common shares outstanding
(in millions)
- Basic and diluted	206.9	202.8

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2013	2012	$	%	2013	2012	$	%
Wireline
Revenue
Data	$79.2	$76.2	$3.0	4%	$157.3	$152.2	$5.1	3%
Voice - local service	58.3	64.7	(6.4)	(10)%	117.8	130.7	(12.9)	(10)%
Long distance and VoIP	26.8	29.1	(2.3)	(8)%	53.7	58.0	(4.3)	(7)%
Entertainment	13.0	8.4	4.6	55%	25.0	16.1	8.9	55%
Other	4.3	5.3	(1.0)	(19)%	7.5	9.1	(1.6)	(18)%

Total revenue	181.6	183.7	(2.1)	(1)%	361.3	366.1	(4.8)	(1)%

Operating costs and expenses
Cost of services and products	69.8	71.2	(1.4)	(2)%	141.0	140.0	1.0	1%
Selling, general and administrative	31.7	30.7	1.0	3%	62.7	61.2	1.5	2%
Depreciation and amortization	27.3	26.4	0.9	3%	54.1	52.3	1.8	3%
Other*	3.9	0.7	3.2	n/m	4.5	0.7	3.8	n/m

Total operating costs and expenses	132.7	129.0	3.7	3%	262.3	254.2	8.1	3%

Operating income	$48.9	$54.7	$(5.8)	(11)%	$99.0	$111.9	$(12.9)	(12)%

Wireless
Revenue
Service	$47.5	$57.6	$(10.1)	(18)%	$96.8	$116.7	$(19.9)	(17)%
Equipment	4.2	4.2	—	0%	8.2	8.8	(0.6)	(7)%

Total revenue	51.7	61.8	(10.1)	(16)%	105.0	125.5	(20.5)	(16)%

Operating costs and expenses
Cost of services and products	23.8	27.4	(3.6)	(13)%	47.3	56.9	(9.6)	(17)%
Selling, general and administrative	9.0	10.6	(1.6)	(15)%	18.8	21.3	(2.5)	(12)%
Depreciation and amortization	7.3	8.0	(0.7)	(9)%	23.3	15.9	7.4	47%
Other*	0.2	—	0.2	n/m	3.5	0.5	3.0	n/m

Total operating costs and expenses	40.3	46.0	(5.7)	(12)%	92.9	94.6	(1.7)	(2)%

Operating income	$11.4	$15.8	$(4.4)	(28)%	$12.1	$30.9	$(18.8)	(61)%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$56.1	$49.8	$6.3	13%	$113.0	$95.5	$17.5	18%
Managed and professional services	29.9	27.5	2.4	9%	57.5	55.0	2.5	5%

Total revenue	86.0	77.3	8.7	11%	170.5	150.5	20.0	13%

Operating costs and expenses
Cost of services and products	70.7	63.3	7.4	12%	140.1	122.0	18.1	15%
Selling, general and administrative	11.8	10.9	0.9	8%	22.5	21.2	1.3	6%
Depreciation and amortization	2.5	2.3	0.2	9%	5.0	3.9	1.1	28%
Other*	0.7	—	0.7	n/m	0.7	—	0.7	n/m

Total operating costs and expenses	85.7	76.5	9.2	12%	168.3	147.1	21.2	14%

Operating income	$0.3	$0.8	$(0.5)	(63)%	$2.2	$3.4	$(1.2)	(35)%

Data Center Colocation**
Revenue	$—	$54.0	$(54.0)	n/m	$15.6	$106.6	$(91.0)	n/m

Operating costs and expenses
Cost of services	—	17.8	(17.8)	n/m	4.8	35.1	(30.3)	n/m
Selling, general and administrative	—	7.6	(7.6)	n/m	2.4	14.1	(11.7)	n/m
Depreciation and amortization	—	17.0	(17.0)	n/m	5.2	32.6	(27.4)	n/m
Other*	—	13.5	(13.5)	n/m	—	13.5	(13.5)	n/m

Total operating costs and expenses	—	55.9	(55.9)	n/m	12.4	95.3	(82.9)	n/m

Operating (loss) income	$—	$(1.9)	$1.9	n/m	$3.2	$11.3	$(8.1)	n/m

	*Other includes restructuring charges, loss (gain) on sale or disposal of assets, asset impairment, and a curtailment gain.

**Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended
	June 30,	March 31,	Change
	2013	2013	$	%
Wireline
Revenue
Data	$79.2	$78.1	$1.1	1%
Voice - local service	58.3	59.5	(1.2)	(2)%
Long distance and VoIP	26.8	26.9	(0.1)	0%
Entertainment	13.0	12.0	1.0	8%
Other	4.3	3.2	1.1	34%

Total revenue	181.6	179.7	1.9	1%

Operating costs and expenses
Cost of services and products	69.8	71.2	(1.4)	(2)%
Selling, general and administrative	31.7	31.0	0.7	2%
Depreciation and amortization	27.3	26.8	0.5	2%
Other*	3.9	0.6	3.3	n/m

Total operating costs and expenses	132.7	129.6	3.1	2%

Operating income	$48.9	$50.1	$(1.2)	(2)%

Wireless
Revenue
Service	$47.5	$49.3	$(1.8)	(4)%
Equipment	4.2	4.0	0.2	5%

Total revenue	51.7	53.3	(1.6)	(3)%

Operating costs and expenses
Cost of services and products	23.8	23.5	0.3	1%
Selling, general and administrative	9.0	9.8	(0.8)	(8)%
Depreciation and amortization	7.3	16.0	(8.7)	(54)%
Other*	0.2	3.3	(3.1)	(94)%

Total operating costs and expenses	40.3	52.6	(12.3)	(23)%

Operating income	$11.4	$0.7	$10.7	n/m

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$56.1	$56.9	$(0.8)	(1)%
Managed and professional services	29.9	27.6	2.3	8%

Total revenue	86.0	84.5	1.5	2%

Operating costs and expenses
Cost of services and products	70.7	69.4	1.3	2%
Selling, general and administrative	11.8	10.7	1.1	10%
Depreciation and amortization	2.5	2.5	—	0%
Other*	0.7	—	0.7	n/m

Total operating costs and expenses	85.7	82.6	3.1	4%

Operating income	$0.3	$1.9	$(1.6)	(84)%

Data Center Colocation**
Revenue	$—	$15.6	$(15.6)	n/m

Operating costs and expenses
Cost of services	—	4.8	(4.8)	n/m
Selling, general and administrative	—	2.4	(2.4)	n/m
Depreciation and amortization	—	5.2	(5.2)	n/m
Other*	—	—	—	n/m

Total operating costs and expenses	—	12.4	(12.4)	n/m

Operating income	$—	$3.2	$(3.2)	n/m

	*Other includes restructuring charges, loss (gain) on sale or disposal of assets, and a curtailment gain.

**Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)
	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2013	2012	$	%	2013	2012	$	%
Revenue
Wireline	$181.6	$183.7	$(2.1)	(1)%	$361.3	$366.1	$(4.8)	(1)%
Wireless	51.7	61.8	(10.1)	(16)%	105.0	125.5	(20.5)	(16)%
IT Services and Hardware	86.0	77.3	8.7	11%	170.5	150.5	20.0	13%
Data Center Colocation**	—	54.0	(54.0)	n/m	15.6	106.6	(91.0)	n/m
Eliminations	(7.3)	(8.6)	1.3	15%	(14.7)	(17.7)	3.0	17%

Total revenue	$312.0	$368.2	$(56.2)	(15)%	$637.7	$731.0	$(93.3)	(13)%

Cost of Services and Products
Wireline	$69.8	$71.2	$(1.4)	(2)%	$141.0	$140.0	$1.0	1%
Wireless	23.8	27.4	(3.6)	(13)%	47.3	56.9	(9.6)	(17)%
IT Services and Hardware	70.7	63.3	7.4	12%	140.1	122.0	18.1	15%
Data Center Colocation**	—	17.8	(17.8)	n/m	4.8	35.1	(30.3)	n/m
Eliminations	(6.7)	(8.0)	1.3	16%	(13.8)	(16.5)	2.7	16%

Total cost of services and products	$157.6	$171.7	$(14.1)	(8)%	$319.4	$337.5	$(18.1)	(5)%

Selling, General and Administrative
Wireline	$31.7	$30.7	$1.0	3%	$62.7	$61.2	$1.5	2%
Wireless	9.0	10.6	(1.6)	(15)%	18.8	21.3	(2.5)	(12)%
IT Services and Hardware	11.8	10.9	0.9	8%	22.5	21.2	1.3	6%
Data Center Colocation**	—	7.6	(7.6)	n/m	2.4	14.1	(11.7)	n/m
Corporate and eliminations	2.2	3.6	(1.4)	(39)%	1.4	9.6	(8.2)	(85)%

Total selling, general and administrative	$54.7	$63.4	$(8.7)	(14)%	$107.8	$127.4	$(19.6)	(15)%

Depreciation and Amortization
Wireline	$27.3	$26.4	$0.9	3%	$54.1	$52.3	$1.8	3%
Wireless	7.3	8.0	(0.7)	(9)%	23.3	15.9	7.4	47%
IT Services and Hardware	2.5	2.3	0.2	9%	5.0	3.9	1.1	28%
Data Center Colocation**	—	17.0	(17.0)	n/m	5.2	32.6	(27.4)	n/m
Corporate	0.1	—	0.1	n/m	0.2	0.1	0.1	100%

Total depreciation and amortization	$37.2	$53.7	$(16.5)	(31)%	$87.8	$104.8	$(17.0)	(16)%

Other*
Wireline	$3.9	$0.7	$3.2	n/m	$4.5	$0.7	$3.8	n/m
Wireless	0.2	—	0.2	n/m	3.5	0.5	3.0	n/m
IT Services and Hardware	0.7	—	0.7	n/m	0.7	—	0.7	n/m
Data Center Colocation**	—	13.5	(13.5)	n/m	—	13.5	(13.5)	n/m
Corporate	10.9	—	10.9	n/m	48.0	0.4	47.6	n/m

Total other	$15.7	$14.2	$1.5	11%	$56.7	$15.1	$41.6	n/m

Operating Income
Wireline	$48.9	$54.7	$(5.8)	(11)%	$99.0	$111.9	$(12.9)	(12)%
Wireless	11.4	15.8	(4.4)	(28)%	12.1	30.9	(18.8)	(61)%
IT Services and Hardware	0.3	0.8	(0.5)	(63)%	2.2	3.4	(1.2)	(35)%
Data Center Colocation**	—	(1.9)	1.9	n/m	3.2	11.3	(8.1)	n/m
Corporate	(13.8)	(4.2)	(9.6)	n/m	(50.5)	(11.3)	(39.2)	n/m

Total operating income	$46.8	$65.2	$(18.4)	(28)%	$66.0	$146.2	$(80.2)	(55)%

	*Other includes restructuring charges, loss (gain) on sale or disposal of assets, asset impairments, transaction-related compensation, transaction costs, and a curtailment gain.

**Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended
	June 30,	March 31,	Change
	2013	2013	$	%
Revenue
Wireline	$181.6	$179.7	$1.9	1%
Wireless	51.7	53.3	(1.6)	(3)%
IT Services and Hardware	86.0	84.5	1.5	2%
Data Center Colocation**	—	15.6	(15.6)	n/m
Eliminations	(7.3)	(7.4)	0.1	1%

Total revenue	$312.0	$325.7	$(13.7)	(4)%

Cost of Services and Products
Wireline	$69.8	$71.2	$(1.4)	(2)%
Wireless	23.8	23.5	0.3	1%
IT Services and Hardware	70.7	69.4	1.3	2%
Data Center Colocation**	—	4.8	(4.8)	n/m
Eliminations	(6.7)	(7.1)	0.4	6%

Total cost of services and products	$157.6	$161.8	$(4.2)	(3)%

Selling, General and Administrative
Wireline	$31.7	$31.0	$0.7	2%
Wireless	9.0	9.8	(0.8)	(8)%
IT Services and Hardware	11.8	10.7	1.1	10%
Data Center Colocation**	—	2.4	(2.4)	n/m
Corporate and eliminations	2.2	(0.8)	3.0	n/m

Total selling, general and administrative	$54.7	$53.1	$1.6	3%

Depreciation and Amortization
Wireline	$27.3	$26.8	$0.5	2%
Wireless	7.3	16.0	(8.7)	(54)%
IT Services and Hardware	2.5	2.5	—	0%
Data Center Colocation**	—	5.2	(5.2)	n/m
Corporate	0.1	0.1	—	0%

Total depreciation and amortization	$37.2	$50.6	$(13.4)	(26)%

Other*
Wireline	$3.9	$0.6	$3.3	n/m
Wireless	0.2	3.3	(3.1)	(94)%
IT Services and Hardware	0.7	—	0.7	n/m
Data Center Colocation**	—	—	—	n/m
Corporate	10.9	37.1	(26.2)	(71)%

Total other	$15.7	$41.0	$(25.3)	(62)%

Operating Income
Wireline	$48.9	$50.1	$(1.2)	(2)%
Wireless	11.4	0.7	10.7	n/m
IT Services and Hardware	0.3	1.9	(1.6)	(84)%
Data Center Colocation**	—	3.2	(3.2)	n/m
Corporate	(13.8)	(36.7)	22.9	62%

Total operating income	$46.8	$19.2	$27.6	n/m

	*Other includes restructuring charges, loss (gain) on sale or disposal of assets, transaction-related compensation, transaction costs, and a curtailment gain.

**Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	June 30,	March 31,	June 30,
	2013	2013	2012

Local access lines	550.0	561.4	598.5

Long distance lines	406.5	410.4	433.6

High-speed internet subscribers
DSL subscribers	194.9	199.5	210.5
Fioptics subscribers	66.8	60.7	47.1
	261.7	260.2	257.6

Fioptics units passed	238.0	220.0	168.8

Fioptics entertainment subscribers	63.2	57.6	46.4

Wireless
Postpaid wireless subscribers	223.1	236.6	284.9
Prepaid wireless subscribers	146.9	148.7	145.2
	370.0	385.3	430.1

Cincinnati Bell Inc.
Local Access Line Detail
(Unaudited)
(In thousands)

	2011				2012				2013
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q
Local Access Lines

In-Territory:
Primary Residential	321.8	313.8	304.8	296.7	288.9	281.7	274.3	266.4	259.1	253.1
Secondary Residential	18.3	16.3	15.6	14.9	14.2	13.6	13.1	12.5	12.0	11.4
Business/Other	250.7	248.7	244.4	240.8	238.5	237.5	234.4	232.1	229.7	228.2
Total In-Territory	590.8	578.8	564.8	552.4	541.6	532.8	521.8	511.0	500.8	492.7

Out-of-Territory:
Primary Residential	30.4	29.3	27.8	26.7	25.2	24.3	23.3	22.4	20.8	19.8
Secondary Residential	0.9	0.9	0.9	0.8	0.8	0.8	0.7	0.7	0.6	0.6
Business/Other	41.5	41.6	41.8	41.4	41.0	40.6	40.0	39.8	39.2	36.9
Total Out-of-Territory	72.8	71.8	70.5	68.9	67.0	65.7	64.0	62.9	60.6	57.3

Total Access Lines	663.6	650.6	635.3	621.3	608.6	598.5	585.8	573.9	561.4	550.0

Cincinnati Bell Inc.
Net Debt and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	June 30,	March 31,	December 31,
	2013	2013	2012

Corporate Credit Agreement	$8.0	$—	$—
Receivables Facility	100.8	54.0	52.0
8 1/4% Senior Notes due 2017	500.0	500.0	500.0
8 3/4% Senior Subordinated Notes due 2018	625.0	625.0	625.0
8 3/8% Senior Notes due 2020	683.9	683.9	683.9
CyrusOne 6 3/8% Senior Notes due 2022*	—	—	525.0
7 1/4% Senior Notes due 2023	40.0	40.0	40.0
Various Cincinnati Bell Telephone notes	134.5	134.5	134.5
Capital leases and other debt*	104.7	103.7	136.5
Net unamortized discount	(6.7)	(7.1)	(7.5)

Total debt	2,190.2	2,134.0	2,689.4

Less: Cash and cash equivalents	(5.5)	(5.1)	(23.6)

Net debt (as defined by the company)	$2,184.7	$2,128.9	$2,665.8

Credit facility availability:
Corporate	$192.0	$200.0	$200.0
CyrusOne**	—	—	225.0

	$192.0	$200.0	$425.0

Common shares outstanding	208.0	207.9	202.5

*On January 24, 2013, CyrusOne completed its IPO. As of this date, Cincinnati Bell Inc. no longer has any obligations related to CyrusOne's 6 3/8% Senior Notes due 2022 or capital lease obligations.
** On January 24, 2013, CyrusOne completed its IPO. As of this date, Cincinnati Bell Inc. no longer has access to the CyrusOne credit facility.

Cincinnati Bell Inc.
Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)
	Three Months Ended June 30, 2013
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation*	Corporate	Total Company
Net Income (GAAP)						$0.8
Add:
Income tax benefit						(4.2)
Interest expense						45.4
Loss from CyrusOne equity method investment						4.7
Other expense, net						0.1

Operating Income (GAAP)	$48.9	$11.4	$0.3	$—	$(13.8)	$46.8
Add:
Depreciation and amortization	27.3	7.3	2.5	—	0.1	37.2
Transaction-related compensation	—	—	—	—	7.1	7.1
Restructuring charges	4.4	—	0.7	—	3.1	8.2
Loss on sale or disposal of assets	0.1	0.2	—	—	—	0.3
Transaction costs	—	—	—	—	0.7	0.7
Curtailment gain	(0.6)	—	—	—	—	(0.6)
Pension and other retirement plan expenses	4.2	—	—	—	0.3	4.5

Adjusted EBITDA (Non-GAAP)	$84.3	$18.9	$3.5	$—	$(2.5)	$104.2

Adjusted EBITDA Margin	46%	37%	4%	—	—	33%

	Three Months Ended March 31, 2013
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation*	Corporate	Total Company
Net Loss (GAAP)						$(36.7)
Add:
Income tax expense						6.4
Interest expense						47.9
Loss from CyrusOne equity method investment						1.9
Other income, net						(0.3)

Operating Income (GAAP)	$50.1	$0.7	$1.9	$3.2	$(36.7)	$19.2
Add:
Depreciation and amortization	26.8	16.0	2.5	5.2	0.1	50.6
Transaction-related compensation	—	—	—	—	35.5	35.5
Restructuring charges	1.4	—	—	—	1.2	2.6
(Gain) loss on sale or disposal of assets	(0.8)	3.3	—	—	—	2.5
Transaction costs	—	—	—	—	0.4	0.4
Pension and other retirement plan expenses	6.9	—	—	—	0.4	7.3

Adjusted EBITDA (Non-GAAP)	$84.4	$20.0	$4.4	$8.4	$0.9	$118.1

Adjusted EBITDA Margin	47%	38%	5%	54%	—	36%

Sequential dollar change in Adjusted EBITDA	$(0.1)	$(1.1)	$(0.9)	$(8.4)	$(3.4)	$(13.9)

Sequential percentage change in Adjusted EBITDA	0%	(6)%	(20)%	n/m	n/m	(12)%

	Three Months Ended June 30, 2012
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation	Corporate	Total Company
Net Income (GAAP)						$4.5
Add:
Income tax expense						7.0
Interest expense						53.7

Operating Income (Loss) (GAAP)	$54.7	$15.8	$0.8	$(1.9)	$(4.2)	$65.2
Add:
Depreciation and amortization	26.4	8.0	2.3	17.0	—	53.7
Restructuring charges	0.7	—	—	0.5	—	1.2
Asset impairments	—	—	—	13.0	—	13.0
Legal claim costs	—	—	—	0.2	—	0.2
Pension and other retirement plan expenses	6.0	—	—	—	0.3	6.3

Adjusted EBITDA (Non-GAAP)	$87.8	$23.8	$3.1	$28.8	$(3.9)	$139.6

Adjusted EBITDA Margin	48%	39%	4%	53%	—	38%

Year-over-year dollar change in Adjusted EBITDA	$(3.5)	$(4.9)	$0.4	$(28.8)	$1.4	$(35.4)

Year-over-year percentage change in Adjusted EBITDA	(4)%	(21)%	13%	n/m	36%	(25)%

*Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Reconciliation of Net (Loss) Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Six Months Ended June 30, 2013
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation*	Corporate	Total Company

Net Loss (GAAP)						$(35.9)
Add:
Income tax expense						2.2
Interest expense						93.3
Loss from CyrusOne equity method investment						6.6
Other income, net						(0.2)

Operating Income (GAAP)	$99.0	$12.1	$2.2	$3.2	$(50.5)	$66.0
Add:
Depreciation and amortization	54.1	23.3	5.0	5.2	0.2	87.8
Transaction-related compensation	—	—	—	—	42.6	42.6
Restructuring charges	5.8	—	0.7	—	4.3	10.8
(Gain) loss on sale or disposal of assets	(0.7)	3.5	—	—	—	2.8
Transaction costs	—	—	—	—	1.1	1.1
Curtailment gain	(0.6)	—	—	—	—	(0.6)
Pension and other retirement plan expenses	11.1	—	—	—	0.7	11.8

Adjusted EBITDA (Non-GAAP)	$168.7	$38.9	$7.9	$8.4	$(1.6)	$222.3

Adjusted EBITDA Margin	47%	37%	5%	54%	—	35%

	Six Months Ended June 30, 2012
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation	Corporate	Total Company

Net Income (GAAP)						$17.1
Add:
Income tax expense						19.5
Interest expense						108.1
Other expense, net						1.5

Operating Income (GAAP)	$111.9	$30.9	$3.4	$11.3	$(11.3)	$146.2
Add:
Depreciation and amortization	52.3	15.9	3.9	32.6	0.1	104.8
Restructuring charges	0.7	0.5	—	0.5	0.4	2.1
Asset impairments	—	—	—	13.0	—	13.0
Legal claim costs	—	—	—	0.2	—	0.2
Pension and other retirement plan expenses	11.4	—	—	—	0.7	12.1

Adjusted EBITDA (Non-GAAP)	$176.3	$47.3	$7.3	$57.6	$(10.1)	$278.4

Adjusted EBITDA Margin	48%	38%	5%	54%	—	38%

Year-over-year dollar change in Adjusted EBITDA	$(7.6)	$(8.4)	$0.6	$(49.2)	$8.5	$(56.1)

Year-over-year percentage change in Adjusted EBITDA	(4)%	(18)%	8%	n/m	84%	(20)%

*Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

Cash (used in) provided by operating activities	$(12.9)	$68.3	$29.4	$91.9

Capital expenditures	(45.0)	(82.8)	(95.9)	(167.4)
Dividends received from CyrusOne	7.0	—	7.0	—
Proceeds from sale of assets	0.8	—	1.6	—
Release of restricted cash	—	—	0.4	—
Cash divested from deconsolidation of CyrusOne	—	—	(12.2)	—

Cash used in investing activities	(37.2)	(82.8)	(99.1)	(167.4)

Increase in corporate credit and receivables facilities, net	54.8	19.0	56.8	19.0
Repayment of debt	(1.7)	(4.0)	(4.8)	(8.0)
Dividends paid on preferred stock	(2.6)	(2.6)	(5.2)	(5.2)
Common stock repurchase	—	—	—	(0.3)
Proceeds from exercise of options and warrants	—	—	6.6	—
Other, net	—	(0.7)	(1.8)	0.4

Cash provided by financing activities	50.5	11.7	51.6	5.9

Net increase (decrease) in cash and cash equivalents	0.4	(2.8)	(18.1)	(69.6)
Cash and cash equivalents at beginning of period	5.1	6.9	23.6	73.7

Cash and cash equivalents at end of period	$5.5	$4.1	$5.5	$4.1

Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net increase (decrease) in cash and cash equivalents	$0.4	$(2.8)	$(18.1)	$(69.6)
Less adjustments:
Increase in corporate credit and receivables facilities, net	(54.8)	(19.0)	(56.8)	(19.0)
Cash divested from deconsolidation of CyrusOne	—	—	12.2	—
Repayment of debt	1.7	4.0	4.8	8.0
Transaction-related compensation and other costs	41.3	—	43.7	—
Common stock repurchase	—	—	—	0.3

Free cash flow	(11.4)	(17.8)	(14.2)	(80.3)

Less: CyrusOne's free cash flows*	—	(31.0)	(3.3)	(65.8)
Free cash flow excluding CyrusOne	$(11.4)	$13.2	$(10.9)	$(14.5)

Income tax payments (refunds)	$1.0	$0.1	$2.8	$(0.7)

*CyrusOne's free cash flows for the period ending January 23, 2013 were comprised of cash generated from operating activities of $4.0 million and cash used in investing activities of $7.3 million.

Cincinnati Bell Inc.
Free Cash Flow (as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow for the three months ended June 30, 2012	$(17.8)

Decrease in Adjusted EBITDA	(35.4)
Decrease in capital expenditures	37.8
Decrease in interest payments	7.7
Decrease in pension and postretirement payments and contributions	2.4
Change in working capital and other	(6.1)

Free Cash Flow for the three months ended June 30, 2013	$(11.4)

Free Cash Flow for the six months ended June 30, 2012	$(80.3)

Decrease in Adjusted EBITDA	(56.1)
Decrease in capital expenditures	71.5
Decrease in interest payments	17.9
Decrease in pension and postretirement payments and contributions	6.3
Change in working capital and other	26.5

Free Cash Flow for the six months ended June 30, 2013	(14.2)
Less: CyrusOne's free cash flows for the period ended January 23, 2013	(3.3)
Free Cash Flow excluding CyrusOne for the six months ended June 30, 2013	$(10.9)

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012

Wireline	$39.3	$33.8	$36.7	$27.8	$26.4
Wireless	2.0	8.2	3.4	4.2	1.9
IT Services and Hardware	3.7	1.2	2.4	1.9	2.5
Data Center Colocation*	—	7.7	81.8	41.6	52.0
Total capital expenditures	$45.0	$50.9	$124.3	$75.5	$82.8

*Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			June 30, 2013
		June 30, 2013			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$312.0	$—		$312.0

	Costs and expenses
	Cost of services and products	157.6	—		157.6
	Selling, general and administrative	54.7	—		54.7
	Depreciation and amortization	37.2	—		37.2
	Transaction-related compensation	7.1	(7.1)	[A]	—
	Restructuring charges	8.2	(8.2)	[B]	—
	Curtailment gain	(0.6)	0.6	[C]	—
	Loss on sale or disposal of assets, net	0.3	(0.3)	[D]	—
	Transaction costs	0.7	(0.7)	[E]	—
	Operating income	46.8	15.7		62.5

	Interest expense	45.4	—		45.4
	Loss from CyrusOne equity method investment	4.7	—		4.7
	Other expense, net	0.1	—		0.1

	(Loss) income before income taxes	(3.4)	15.7		12.3
	Income tax (benefit) expense	(4.2)	6.3	[F]	2.1

	Net income	0.8	9.4		10.2

	Preferred stock dividends	2.6	—		2.6

	Net (loss) income applicable to common shareowners	$(1.8)	$9.4		$7.6

	Weighted average diluted common shares	206.9	208.9	[G]	208.9

	Diluted (loss) earnings per common share*	$(0.01)	$0.04		$0.04

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Transaction-related compensation represents incentives related to the completion of CyrusOne's initial public offering.

B	Restructuring charges consist of lease abandonments and severance.

C	Curtailment gain resulted from elimination of future pension service credits in the management pension plan.

D	Loss on sale or disposal of wireline and wireless network equipment.

E	Transaction costs consist of legal and consulting fees incurred for exploring strategic alternatives for our wireless business.

F	Tax effect of above adjustments at 40%.

G	Dilutive effect of common stock equivalents based on net income excluding special items.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			June 30, 2012
		June 30, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$368.2	$—		$368.2

	Costs and expenses
	Cost of services and products	171.7	—		171.7
	Selling, general and administrative	63.4	(0.2)	[A]	63.2
	Depreciation and amortization	53.7	—		53.7
	Restructuring charges	1.2	(1.2)	[B]	—
	Asset impairments	13.0	(13.0)	[C]	—
	Operating income	65.2	14.4		79.6

	Interest expense	53.7	—		53.7

	Income before income taxes	11.5	14.4		25.9
	Income tax expense	7.0	5.8		12.8

	Net income	4.5	8.6		13.1

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$1.9	$8.6		$10.5

	Weighted average diluted common shares	201.7	201.7		201.7

	Diluted earnings per common share	$0.01	$0.04		$0.05

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with the investigation and resolution of special legal matters.

B	Restructuring charges consist of severance and lease abandonments.

C	Impairment of intangibles and property recorded to reduce the carrying values of these assets to reflect their estimated fair values.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Six
		Six			Months Ended
		Months Ended			June 30, 2013
		June 30, 2013			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$637.7	$—		$637.7

	Costs and expenses
	Cost of services and products	319.4	—		319.4
	Selling, general and administrative	107.8	—		107.8
	Depreciation and amortization	87.8	(8.5)	[A]	79.3
	Transaction-related compensation	42.6	(42.6)	[B]	—
	Restructuring charges	10.8	(10.8)	[C]	—
	Curtailment gain	(0.6)	0.6	[D]	—
	Loss on sale or disposal of assets, net	2.8	(2.8)	[E]	—
	Transaction costs	1.1	(1.1)	[F]	—
	Operating income	66.0	65.2		131.2

	Interest expense	93.3	—		93.3
	Loss from CyrusOne equity method investment	6.6	—		6.6
	Other income, net	(0.2)	—		(0.2)

	(Loss) income before income taxes	(33.7)	65.2		31.5
	Income tax expense	2.2	15.4	[G]	17.6

	Net (loss) income	(35.9)	49.8		13.9

	Preferred stock dividends	5.2	—		5.2

	Net (loss) income applicable to common shareowners	$(41.1)	$49.8		$8.7

	Weighted average diluted common shares	204.8	208.4	[H]	208.4

	Diluted (loss) earnings per common share	$(0.20)	$0.24		$0.04

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Increased depreciation due to one-time charge associated with a change in estimated useful lives assigned to wireless network software.

B	Transaction-related compensation represents incentives related to the completion of CyrusOne's initial public offering.

C	Restructuring charges consist of lease abandonments and severance.

D	Curtailment gain resulted from elimination of future pension service credits in the management pension plan.

E	Loss on sale or disposal of wireline and wireless network equipment.

F
Transaction costs consist of legal and consulting fees incurred in legal entity restructuring of our former Data Center Colocation business and exploring strategic alternatives for our wireless business.

G	Tax effect of above adjustments at 40%, partially offset by a gross valuation allowance provision of $10.7 million for Texas margin tax credits.

H	Dilutive effect of common stock equivalents based on net income excluding special items.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Six
		Six			Months Ended
		Months Ended			June 30, 2012
		June 30, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$731.0	$—		$731.0

	Costs and expenses
	Cost of services and products	337.5	—		337.5
	Selling, general and administrative	127.4	(0.2)	[A]	127.2
	Depreciation and amortization	104.8	—		104.8
	Restructuring charges	2.1	(2.1)	[B]	—
	Asset impairments	13.0	(13.0)	[C]	—
	Operating income	146.2	15.3		161.5

	Interest expense	108.1	—		108.1
	Other expense, net	1.5	(1.4)	[D]	0.1

	Income before income taxes	36.6	16.7		53.3
	Income tax expense	19.5	6.7		26.2

	Net income	17.1	10.0		27.1

	Preferred stock dividends	5.2	—		5.2

	Net income applicable to common shareowners	$11.9	$10.0		$21.9

	Weighted average diluted common shares	201.7	201.7		201.7

	Diluted earnings per common share	$0.06	$0.05		$0.11

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with the investigation and resolution of special legal matters.

B	Restructuring charges consist of severance and lease abandonments.

C	Impairment of intangibles and property recorded to reduce the carrying values of these assets to reflect their estimated fair values.

D	Loss on termination of financing obligation.

Cincinnati Bell Inc.
Operating Income excluding CyrusOne
(Unaudited)
(Dollars in millions)

		For the three months ended June 30, 2012

		Cincinnati Bell	Data Center			Cincinnati Bell
		including CyrusOne	Colocation	Other		excluding CyrusOne

	Revenue	$368.2	$(54.0)	$0.9	[A]	$315.1

	Costs and expenses
	Cost of services and products	171.7	(17.8)	0.9	[A]	154.8
	Selling, general and administrative	63.4	(7.6)	—		55.8
	Depreciation and amortization	53.7	(17.0)	—		36.7
	Restructuring charges	1.2	(0.5)	—		0.7
	Asset impairments	13.0	(13.0)	—		—
	Operating income	$65.2	$1.9	$—		$67.1

		For the six months ended June 30, 2013

		Cincinnati Bell	Data Center			Cincinnati Bell
		including CyrusOne	Colocation	Other		excluding CyrusOne

	Revenue	$637.7	$(15.6)	$0.3	[A]	$622.4

	Costs and expenses
	Cost of services and products	319.4	(4.8)	0.3	[A]	314.9
	Selling, general and administrative	107.8	(2.4)	—		105.4
	Depreciation and amortization	87.8	(5.2)	—		82.6
	Transaction-related compensation	42.6	—	(20.0)	[B]	22.6
	Restructuring charges	10.8	—	—		10.8
	Curtailment gain	(0.6)	—	—		(0.6)
	Loss on sale or disposal of assets, net	2.8	—	—		2.8
	Transaction costs	1.1	—	(0.4)	[C]	0.7
	Operating income	$66.0	$(3.2)	$20.4		$83.2

		For the six months ended June 30, 2012

		Cincinnati Bell	Data Center			Cincinnati Bell
		including CyrusOne	Colocation	Other		excluding CyrusOne

	Revenue	$731.0	$(106.6)	$1.8	[A]	$626.2

	Costs and expenses
	Cost of services and products	337.5	(35.1)	1.8	[A]	304.2
	Selling, general and administrative	127.4	(14.1)	—		113.3
	Depreciation and amortization	104.8	(32.6)	—		72.2
	Restructuring charges	2.1	(0.5)	—		1.6
	Asset impairments	13.0	(13.0)	—		—
	Operating income	$146.2	$(11.3)	$—		$134.9

A	Represents intersegment transactions.
B	Transaction-related compensation paid to CyrusOne related to CyrusOne employees.
C	Transaction costs related to the CyrusOne IPO.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

2013 Operating Income (GAAP) Guidance	$147

Add:

Depreciation and amortization	160
Transaction-related compensation & other transaction costs	44
Restructuring	11
Loss on sale or disposal of assets	3
Pension and other retirement plan expenses	25

2013 Adjusted EBITDA (Non-GAAP) Guidance	$390	*

* Plus or minus 2 percent.

CONTACT:

Cincinnati Bell Inc.
Investor contact:
Josh Duckworth, 513-397-2292
Joshua.Duckworth@cinbell.com

Media contact:
Angela Ginty, 513-397-7144
Angela.Ginty@cinbell.com